THE ADVISORS' INNER CIRCLE FUND II

            SMARTGROWTH ETF LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
              SMARTGROWTH ETF LIPPER(R) OPTIMAL MODERATE INDEX FUND
               SMARTGROWTH ETF LIPPER(R) OPTIMAL GROWTH INDEX FUND

                       SUPPLEMENT DATED NOVEMBER 20, 2009
                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 31, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

UNDER THE HEADING "PORTFOLIO HOLDINGS" ON PAGES 37-38, THE FOLLOWING PARAGRAPH IS HEREBY ADDED UNDER THE THIRD PARAGRAPH:

         Each Fund generally publishes a complete list of its portfolio holdings and a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://www.smartgrowthfunds.com. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of any Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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